UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section 240.14a-12

Waddell & Reed Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

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(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Waddell & Reed Financial, Inc., a Delaware corporation (the “Company”), by Macquarie Management Holdings, Inc., a Delaware corporation (“Parent”), pursuant to the terms of an Agreement and Plan of Merger, dated as of December 2, 2020, by and among Parent, Merry Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, the Company, and (solely for purposes of Section 9.15 thereof) Macquarie Financial Holdings Pty Ltd, an Australian proprietary company formed under the laws of the Commonwealth of Australia:

(i) Email to Advisors, dated December 2, 2020;

(ii) Frequently Asked Questions (FAQs) for Ivy Investment Professionals;

(iii) Advisor-Focused Talking Points for Key Home Office Employees – Wealth Manager;

(iv) Guidance for Ivy Investments Contact Center & Advisor Services Contact Center;

(v) Frequently Asked Questions (FAQs) for Employees, dated December 2, 2020;

(vi) Email to Key Product/Technology Partners/Vendors, dated December 2, 2020;

(vii) Email to Ivy Investment Professionals;

(viii) Frequently Asked Questions (FAQs) for Ivy Investment Professionals; and

(ix) Guidance for IDI Professionals.

The items listed above were first used or made available on December 2, 2020.

Waddell & Reed Advisor email

Email to All Advisors

December 2, 2020 5:00 p.m. ET (Delivered simultaneous with press release issuance)

Today, we’re announcing that Waddell & Reed Financial, Inc. and the investment management firm Macquarie Asset Management have entered into a merger agreement under which Macquarie will acquire Waddell & Reed Financial, Inc. On completion of the transaction, Macquarie has agreed to sell Waddell & Reed Financial, Inc.’s wealth management platform to LPL Financial Holdings Inc. (Press Release Attached).

We understand that this represents a shift from the corporate strategy and vision we shared with you over the course of the past year. During that time, we worked together to lay the foundation for our long-term strategic growth, our mutual success and the financial success of your clients. We can’t thank you enough for your support and partnership along the journey. However, we believe that the partnership with Macquarie and LPL will benefit our public company stockholders, our clients and you, our affiliated advisors.

As a result of this transaction, you will have the opportunity to benefit from the scale advantages of joining LPL, the nation’s largest independent broker-dealer, a firm recognized for its superior tools, technologies and services. In 2019, LPL was ranked the #1 independent broker-dealer for the 24th consecutive year. Over the coming days and weeks, we will discuss in greater detail the benefits and what this means to you. In summary, these benefits include an acceleration of our product, technology and platform convergence initiatives placing you in a position to leverage LPL’s deep expertise, resources and leading technology platform, further strengthening your ability to effectively and efficiently serve clients.

Please know that we are committed to open communication and transparency as we work through the transition. The leadership and recruiting teams from LPL are excited to begin the process of getting to know you and your business. They also know, and appreciate, that it will take some time for you to process this news. LPL representatives will begin to personally contact each of you in the days ahead to review the details of their platform, payout, support capabilities and transition process.

If you are interested in learning more, LPL will be providing a link to a dedicated Micro-Site, specifically for Waddell & Reed advisors. In addition, I will be hosting an Advisor Town Hall meeting tomorrow, December 3rd at 3:00 pm CST to provide additional details.

We understand this is a significant change and a lot of information to process. However, we believe that this opportunity will provide you with industry-leading support, service, and technology elevating the experience for you and your clients. Thank you for your business and your partnership.

Best regards,

Shawn Mihal

President

Waddell & Reed, Inc.

Attachment: Press Release

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views and assumptions of management with respect to future events regarding the Company’s business and industry in general. These statements are generally identified by the use of such words as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “intend,” “plan,” “project,” “outlook,” “will,” “potential” and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by Waddell & Reed Financial, Inc. (the “Company”) or on its behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors, including but not limited to the impact of the COVID-19 pandemic and related economic conditions, as well as the factors discussed below. If one or more events related to these or other risks, contingencies or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from those forecasted or expected. Certain important factors that could cause actual results to differ materially from the Company’s expectations are disclosed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company’s stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt the Company’s business operations (including the threatened or actual loss of advisors, employees, clients or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.

Other important factors that may affect the Company’s future operating results, include, but are not limited to: (i)  the loss of existing distribution relationships or inability to access new distribution relationships; (ii) a reduction in assets under the Company’s management on short notice, through increased redemptions in the Company’s distribution channels or its Funds, particularly those Funds with a high concentration of assets, or investors terminating their relationship with the Company or shifting their funds to other types of accounts with different rate structures; (iii) the adverse ruling or resolution of any litigation, regulatory investigations and proceedings, or securities arbitrations by a federal or state court or regulatory body; (iv) changes in the Company’s business model, operations and procedures, including the Company’s methods of distributing its proprietary products, as a result of evolving fiduciary standards; (v) the introduction of legislative or regulatory proposals or judicial rulings that change the independent contractor classification of the Company’s financial advisors at the federal or state level for employment tax or other employee benefit purposes; (vi) a decline in the securities markets or in the relative investment performance of the Company’s Funds and other investment portfolios and products as compared to competing funds; (vii) the Company’s inability to reduce expenses rapidly enough to align with declines in its revenues due to various factors, including fee pressure, the level of the Company’s assets under management or its business environment; (viii) non-compliance with applicable laws or regulations and changes in current legal, regulatory, accounting, tax or compliance requirements or governmental policies; (ix) the Company’s inability to attract and retain senior executive management and other key personnel to conduct its wealth management and investment management business; (x) a failure in, or breach of, the Company’s operational or security systems or its technology infrastructure, or those of third parties on which the Company relies; and (xi) the Company’s inability to implement new information technology and systems, or its inability to complete such implementation in a timely or cost effective manner.

The foregoing factors should not be construed as exhaustive and should be read together with other cautionary statements included in this and other reports and filings the Company makes with the U.S. Securities and Exchange Commission (“SEC”), including the information in Item 1 “Business” and Item 1A “Risk Factors” of Part I and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Part II to the Company’s Annual Report on Form 10 K for the year ended December 31, 2019 and as updated in its quarterly reports on Form 10-Q for the year ending December 31, 2020. Any forward-looking statement made in this communication speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Macquarie Management Holdings, Inc. In connection with the proposed merger, the Company will file with the SEC and furnish to its stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through the Company’s website at ir.waddell.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with the Company’s 2020 Annual Meeting of Stockholders, filed with the SEC on March 6, 2020.

WADDELL & REED FINANCIAL, INC. & MACQUARIE ASSET MANAGEMENT MERGER TRANSACTION

FREQUENTLY ASKED QUESTIONS – Financial Advisors

What is happening?

Waddell & Reed Financial, Inc. announced a merger with the investment management firm Macquarie Asset Management under which Macquarie will acquire Waddell & Reed Financial, Inc. On completion of the transaction, Macquarie has agreed to sell Waddell & Reed Financial, Inc.’s wealth management platform to LPL Financial Holdings Inc.

Why is this happening?

The transaction is beneficial for our clients and affiliated advisors as it accelerates many of the strategic objectives we have previously outlined and have been working on for the future.

Our Asset Management business will become part of a larger platform with a global brand and network and our clients and Fund shareholders will gain access to an even broader range of capabilities across asset classes. Bringing Ivy Investments and Macquarie’s asset management platforms together will create one of the top 251 mutual fund asset management platforms in the United States.

Our Wealth Management business will benefit from the scale advantages of joining LPL, another leader in the independent financial services channel. These benefits include an acceleration of our technology and platform convergence initiatives positioning Waddell & Reed, Inc. independent financial advisors to leverage LPL’s deep expertise, resources and leading technology platform and solutions, further strengthening their ability to serve clients.

The transaction also allows us to fulfill our responsibilities to our public company stockholders who will receive a premium for their shares as well as the certainty of value and immediate liquidity in this all-cash transaction while removing the execution risk and timeframe for achieving our longer-term strategic and financial objectives.

When do you expect the transaction to close?

A merger agreement has been signed. However, the merger will not be finalized until certain steps like regulatory and shareholder approvals are obtained and the transaction closes. We estimate that closing will occur in the middle of 2021.

1 Source: Assets under management as of Sept. 30 - Based on data represented in Strategic Insight and Morningstar. Data includes ICI Method of Sales: Salesforce, Institutional and Retirement. Data excludes Variable Insurance Products, Closed End Funds, ETFs, passive mutual funds, Money Market Funds, Delaware Pooled Trusts, and Optimum Funds.

What happens between now and closing during this transition period?

Until the transaction closes, we’ll continue to operate our business as usual and will deliver our financial products and services to clients and affiliated advisors. An integration team that includes experts from across the companies will be established to oversee the integration process and ensure clear, thoughtful information-sharing and coordination among the Waddell & Reed Financial, Macquarie, and LPL teams.

How will this acquisition benefit me as a Waddell & Reed Financial advisor?

We believe the transaction will have several significant benefits for your practice, including:

•	An unmatched transition designed to complete much of the work on your behalf, only available between LPL and Waddell & Reed in this transaction, that limits the amount of repapering for you and your clients and reduces potential client attrition.

•	Competitive payouts and transition assistance.

•	Access to their flexible, open-architecture platforms that allow full discretion, and a wide range of products, strategists, and models.

•	Streamlined, dynamic workflows, and consolidation of assets on one platform, allowing you to process and manage your advisory, brokerage, and direct business from a single access point.

•	You’ll work in a single, integrated workstation to service all of your accounts.

•	Your clients will have secure, 24-hour online access to accounts, statements, and documents.

•	Acceleration on continued innovation around technology for you and your clients.

•	A dedicated service team of experts trained in different areas of the business to provide you with personalized support.

•	A partnership with a stable and growing public company

What will be done to limit the disruption to my business?

The transition experience LPL has designed for you is meant to simplify the transition and reduce the effort to move your clients and your practice. This includes a FINRA-approved tape-to-tape and block transfer account conversion process exclusively available between LPL and Waddell & Reed in this transition. By leveraging this process, LPL is able to do much of the work of account conversion on your behalf, and your clients are opted into the transfer through negative consent.

Can you explain how the transition process with LPL as part of this transaction is different than what another broker-dealer can provide?

At any other broker-dealer, you’ll have to obtain positive consent from every client and manually move their accounts. This means contacting each client, having them fill out and sign forms, submitting forms to the new broker-dealer, and in the case of direct business, changing the broker-dealer of record at the sponsor firm. And importantly, you won’t receive revenue until all accounts are open and in good order.

What about the transition of IVY Funds?

Similar to the tape-to-tape conversion for advisory and brokerage accounts, LPL will do a mass conversion of all of your Ivy Funds using negative consent. No client signatures needed and no interruption of your trail revenue.

I understand LPL is self-clearing. How does that benefit my practice?

As a self-clearing firm, LPL offers streamlined systems and processes, the consolidation of assets on a single platform, and competitive fees. For example, you can open 99.5% of common account types online, including most advisory accounts, and immediately start performing trades. LPL processes all trades and operations on a single sophisticated platform, eliminating third parties and reducing costs.

Will LPL and Macquarie hire Waddell & Reed Financial employees?

Macquarie and LPL have committed to taking a careful and thoughtful approach in bringing together the best capabilities, resources, and talent from our organizations. They plan to provide an opportunity for some employees to continue in their current roles to support the transition following the closing date and for some to be hired into new roles. Both companies are still in the process of determining which roles will be needed as part of the transition and for the longer term.

What will the service experience be like at LPL?

LPL offers a dedicated, single-service experience with omni-channel capabilities and experienced field consulting teams. LPL shared with us some of their Service data, which includes:

•	80% of all calls answered within 30 seconds

•	90% of all calls resolved on first contact

•	9.5/10 overall call satisfaction score

Also, if a complicated issue cannot be solved on first contact, LPL offers a dedicated case manager who will follow up to resolve the matter, typically within 24 hours.

What is LPL’s technology like?

LPL offers a single, integrated workstation (ClientWorks) to service all your accounts with the flexibility to integrate popular third-party tools. With simple, intuitive workflows and a streamlined experience, ClientWorks makes it easy to open accounts and transact business – preventing rework and supporting the high-level of client experience you’ve designed for your clients. Key benefits include:

•	Open an account in just 18 fields. With e-signature, it’s live in one hour. With a wet signature? 24 hours.

•	Move money for your clients in one day with e-signature. In 2021, LPL will make that one hour.

•	Initiate and track your online requests and account activities in real-time with Request Tracking Tool

What is available for Clients?

Through LPL’s client portal, Account View and its mobile app, your clients have secure, 24-hour online access to their investment account information, statements, and secure documents via computer, tablet, or smartphone.

How do I get more information?

LPL has established a dedicated microsite, specifically for Waddell & Reed advisors.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views and assumptions of management with respect to future events regarding the Company’s business and industry in general. These statements are generally identified by the use of such words as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “intend,” “plan,” “project,” “outlook,” “will,” “potential” and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by Waddell & Reed Financial, Inc. (the “Company”) or on its behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors, including but not limited to the impact of the COVID-19 pandemic and related economic conditions, as well as the factors discussed below. If one or more events related to these or other risks, contingencies or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from those forecasted or expected. Certain important factors that could cause actual results to differ materially from the Company’s expectations are disclosed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company’s stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt the Company’s business operations (including the threatened or actual loss of advisors, employees, clients or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.

Other important factors that may affect the Company’s future operating results, include, but are not limited to: (i)  the loss of existing distribution relationships or inability to access new distribution relationships; (ii) a reduction in assets under the Company’s management on short notice, through increased redemptions in the Company’s distribution channels or its Funds, particularly those Funds with a high concentration of assets, or investors terminating their relationship with the Company or shifting their funds to other types of accounts with different rate structures; (iii) the adverse ruling or resolution of any litigation, regulatory investigations and proceedings, or securities arbitrations by a federal or state court or regulatory body; (iv) changes in the Company’s business model, operations and procedures, including the Company’s methods of distributing its proprietary products, as a result of evolving fiduciary standards; (v) the introduction of legislative or regulatory proposals or judicial rulings that change the independent contractor classification of the Company’s financial advisors at the federal or state level for employment tax or other employee benefit purposes; (vi) a decline in the securities markets or in the relative investment performance of the Company’s Funds and other investment portfolios and products as compared to competing funds; (vii) the Company’s inability to reduce expenses rapidly enough to align with declines in its revenues due to various factors, including fee pressure, the level of the Company’s assets under management or its business environment; (viii) non-compliance with applicable laws or regulations and changes in current legal, regulatory, accounting, tax or compliance requirements or governmental policies; (ix) the Company’s inability to attract and retain senior executive management and other key personnel to conduct its wealth management and investment management business; (x) a failure in, or breach of, the Company’s operational or security systems or its technology infrastructure, or those of third parties on which the Company relies; and (xi) the Company’s inability to implement new information technology and systems, or its inability to complete such implementation in a timely or cost effective manner.

The foregoing factors should not be construed as exhaustive and should be read together with other cautionary statements included in this and other reports and filings the Company makes with the U.S. Securities and Exchange Commission (“SEC”), including the information in Item 1 “Business” and Item 1A “Risk Factors” of Part I and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Part II to the Company’s Annual Report on Form 10 K for the year ended December 31, 2019 and as updated in its quarterly reports on Form 10-Q for the year ending December 31, 2020. Any forward-looking statement made in this communication speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Macquarie Management Holdings, Inc. In connection with the proposed merger, the Company will file with the SEC and furnish to its stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through the Company’s website at ir.waddell.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with the Company’s 2020 Annual Meeting of Stockholders, filed with the SEC on March 6, 2020.

WADDELL & REED FINANCIAL, INC. & MACQUARIE ASSET MANAGEMENT MERGER TRANSACTION

WEALTH MANAGER Talking Points

Advisor-Focused Talking Points for Key Home Office Employees – Wealth Manager

The Merger

•	We have received an offer from another leading investment management company to acquire Waddell & Reed Financial, Inc. at a substantial premium over its current trading price.

•	After careful consideration by our Board of Directors -- and consistent with our responsibilities to our stockholders as a publicly traded company -- we have agreed to the purchase offer, subject to approval by the stockholders and other customary closing conditions.

•	Waddell & Reed Financial, Inc. and the investment management firm Macquarie Asset Management have entered into a merger agreement under which Macquarie will acquire Waddell & Reed Financial, Inc. On completion of the transaction, Macquarie has agreed to sell Waddell & Reed Financial, Inc.’s wealth management platform to LPL Financial Holdings Inc.

•	Macquarie is a global financial services firm with over 15,000 staff globally. They have been managing assets for institutional and retail investors since 1980 in Australia. In the US, retail investors recognize Delaware Funds by Macquarie as one of the longest-standing mutual fund families, with more than 80 years in existence.

•	LPL is the nation’s largest independent broker-dealer recognized for its superior tools, technologies and services. In 2019, LPL was ranked the #1 independent broker-dealer for the 24th consecutive year.

Why

•	Even though this transaction was unanticipated, we believe the transaction is beneficial for our clients and affiliated advisors given the evolving competitive and regulatory landscape that is increasingly leading to significant advantages of platforms with scale. It provides the opportunity to accelerate many of the strategic objectives we have previously outlined and have been working on for the future.

•	It allows us to fulfill our responsibilities to our public company stockholders, who will receive a premium for their shares as well as the certainty of value and immediate liquidity in this all-cash transaction while removing the execution risk and timeframe for achieving our longer-term strategic and financial objectives.

•	As part of Macquarie, our Asset Management business will become part of a larger platform with a global brand and network and our clients and Fund shareholders will gain access to an even broader range of capabilities across asset classes. Bringing Ivy Investments and Macquarie’s asset management platforms together, will create one of the top 25[1] mutual fund asset management platforms in the United States.

•	Our Wealth Management business will have the opportunity to benefit from the scale advantages of joining LPL, a leader in our industry. These benefits include an acceleration of our product, technology and platform convergence initiatives placing advisors in a position to leverage LPL’s deep expertise, resources and leading technology platform, further strengthening Advisors ability to effectively and efficiently serve clients.

What does this Mean to Advisors?

•	We will continue to run our business through the date of close. The goal is to maintain business as usual and continue to deliver great support.

•	LPL’s leadership team and recruiting team are excited to begin the process of getting to know advisors and their business. They will be personally reaching out to each Advisor. During those calls they will be prepared to review the details of their platform, payout, support capabilities, transition process and offer.

•	LPL has established a dedicated Micro-Site for advisors. This is the best place for advisors to go for information about LPL, their platform and the transition.

•	LPL has committed to taking a careful and thoughtful approach to minimizing disruption through this transition and we are committed to supporting LPL and advisors through this transition.

•	LPL will be entering into a long-term partnership with Macquarie becoming one of LPL’s limited strategic asset management partners.

What’s Next?

•	A merger agreement has been signed. However, the merger will not be finalized until certain steps like regulatory and shareholder approvals are obtained and the transaction closes. We estimate that closing will occur in the middle of 2021.

•	Until the transaction closes, we will continue to operate our business as usual and will continue to deliver our services, uninterrupted. However, strategic initiatives may be impacted as we prepare for the Wealth Management’s transition to LPL.

1 Source: Assets under management as of Sept. 30 - Based on data represented in Strategic Insight and Morningstar. Data includes ICI Method of Sales: Salesforce, Institutional and Retirement. Data excludes Variable Insurance Products, Closed End Funds, ETFs, passive mutual funds, Money Market Funds, Delaware Pooled Trusts, and Optimum Funds.

•	An integration team, including experts from across the companies, will be established to oversee the integration process and ensure clear, thoughtful information-sharing and coordination among the Waddell & Reed Financial, Inc., Macquarie and LPL teams.

•	We, along with Macquarie and LPL, are committed to transparency and to providing regular updates.

LPL Key Messages

•	Important Note

We should understand LPL’s value proposition. We should not, however, attempt to answer detailed questions about LPL. It is important that Advisors receive accurate information and we are not LPL subject matter experts. For LPL specific questions, refer the advisors to their assigned LPL Business Development Consultant.

•	Compensation

o	LPL’s compensation structures are designed to deliver competitive payouts. Any questions regarding payout or compensation should be referred to the Advisor’s LPL Business Development Consultant.

•	Transition

o	This includes a FINRA-sanctioned tape-to-tape and electronic transfer processes exclusively available via LPL and Waddell & Reed in this transition.

o	By leveraging this process, LPL can do the work of account conversion for the advisor and clients are opted into the transfer through negative consent.

▪	No/minimal breakage

▪	Minimal repapering

▪	Reduced data capture requirements

o	If transitioning to other broker-dealer, the advisor would be required to obtain positive consent from every client and manually move their accounts. This will include contacting each client, having them fill out and sign forms, submitting forms to the new broker-dealer, and in the case of direct business, changing the broker-dealer of record at the sponsor firm.

o	IVY Funds: Similar to the tape-to-tape transfer for advisory and brokerage funds, LPL will do a mass conversion of all Ivy Funds. No client signatures needed.

o	Negative consent letters will be sent instead of positive consent letters, so they only have to opt out. If repapering is necessary, advisors will be able to take care of it post-conversion, allowing compensation without interruption.

•	Self-Clearing

o	There are many advantages to self-clearing including streamlined systems and processes and consolidation of assets on a single platform.

o	Open 99.5% of common account types online, including most advisory accounts, and immediately start performing trades. LPL processes all trades and operations on a single platform, eliminating third parties and reducing costs.

o	Other benefits of self-clearing include:

•	Flexible Technology

•	Dedicated service experts. One call connects advisors to a dedicated service and operations team.

•	Free cost basis for all accounts.

•	Consolidated statements for advisory and brokerage accounts.

•	Streamlined compliance procedures.

•	Automated trade credit for electronically placed trades.

•	Detailed administrative reports tracking trading activity and policy implementation.

•	Technology

o	A single, integrated workstation (ClientWorks) to service all accounts with the flexibility to integrate best-in-class third-party tools.

o	With simple, intuitive workflows and a streamlined experience, ClientWorks makes it easy to open accounts and transact business – preventing rework.

•	Open an account in just 18 fields. With e-signature, it’s live in 1 hour. With a wet signature - 24 hours.

•	Move money for clients in one day with e-signature.

•	3% NIGO rate compares to a best-in-class rate of 7%.

o	For Clients: Through Account View and its mobile app, clients have secure, 24-hour online access to their investment account information, statements, and secure documents via computer, tablet, or smartphone.

•	Products/Platforms

o	Access to an open-architecture platform that allows full discretion, and a wide range of products, strategists and models.

o	Advisors will be able to keep clients in Ivy Funds, and accounts will map to an appropriate corresponding platform. Assets will transfer with minimal disruption.

o	With open-architecture platforms, models and investment products, Advisors can custom-design a service experience for clients of any size.

•	Service/Support

o	Concierge, single service experience with omni-channel capabilities and experienced field consulting teams

o	Dedicated service experts. One call connects advisors to a dedicated service and operations team.

•	80% of all calls answered within 30 seconds

•	90% of all calls resolved on first contact

•	9.5/10 overall call satisfaction score

o	For complicated issues that can’t be solved on first contact, a designated case manager is assigned who will follow up to resolve it, typically within 24 hours.

o	Contact Options: Call us, request a callback, real-time chat

•	Resources

o	Business consulting: This team is focused on getting to know an advisor’s business and vision—and then proactively align resources and strategies to help advisors reach their goals.

o	Wealth consulting: Supported by Subject Matter Experts from the Insurance and Annuity, Financial Planning, High Net Worth and Trust, Business Solutions and Retirement Partners Consulting teams, the LPL Wealth Consulting Team provides an integrated approach to helping advisors engage more broadly and deeply with clients, and expand advisor value beyond traditional investment management.

o	HNW Consulting: Private Client connects Advisors to a network of resources and experts to help Advisors successfully deliver holistic wealth management strategies.

o	Marketing Consulting: Team to help Advisors expand their reach. Advisors have the option to use turnkey solutions or consult directly with marketing experts.

o	Capital Solutions: Get access to financing options to hire staff, invest in marketing, technology, or infrastructure, or expand in other ways. Competitive rates and flexible terms help support Advisors with capital when needed.

o	Mergers, Acquisitions, and Succession Planning: When Advisors are ready to acquire another practice or book of business, plan for a succession, or find the right buyer for their practice, LPL can assist in identifying the ideal partner, structuring the deal, and financing a smooth transition.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views and assumptions of management with respect to future events regarding the Company’s business and industry in general. These statements are generally identified by the use of such words as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “intend,” “plan,” “project,” “outlook,” “will,” “potential” and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by Waddell & Reed Financial, Inc. (the “Company”) or on its behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors, including but not limited to the impact of the COVID-19 pandemic and related economic conditions, as well as the factors discussed below. If one or more events related to these or other risks, contingencies or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from those forecasted or expected. Certain important factors that could cause actual results to differ materially from the Company’s expectations are disclosed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company’s stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt the Company’s business operations (including the threatened or actual loss of advisors, employees, clients or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.

Other important factors that may affect the Company’s future operating results, include, but are not limited to: (i)  the loss of existing distribution relationships or inability to access new distribution relationships; (ii) a reduction in assets under the Company’s management on short notice, through increased redemptions in the Company’s distribution channels or its Funds, particularly those Funds with a high concentration of assets, or investors terminating their relationship with the Company or shifting their funds to other types of accounts with different rate structures; (iii) the adverse ruling or resolution of any litigation, regulatory investigations and proceedings, or securities arbitrations by a federal or state court or regulatory body; (iv) changes in the Company’s business model, operations and procedures, including the Company’s methods of distributing its proprietary products, as a result of evolving fiduciary standards; (v) the introduction of legislative or regulatory proposals or judicial rulings that change the independent contractor classification of the Company’s financial advisors at the federal or state level for employment tax or other employee benefit purposes; (vi) a decline in the securities markets or in the relative investment performance of the Company’s Funds and other investment portfolios and products as compared to competing funds; (vii) the Company’s inability to reduce expenses rapidly enough to align with declines in its revenues due to various factors, including fee pressure, the level of the Company’s assets under management or its business environment; (viii) non-compliance with applicable laws or regulations and changes in current legal, regulatory, accounting, tax or compliance requirements or governmental policies; (ix) the Company’s inability to attract and retain senior executive management and other key personnel to conduct its wealth management and investment management business; (x) a failure in, or breach of, the Company’s operational or security systems or its technology infrastructure, or those of third parties on which the Company relies; and (xi) the Company’s inability to implement new information technology and systems, or its inability to complete such implementation in a timely or cost effective manner.

The foregoing factors should not be construed as exhaustive and should be read together with other cautionary statements included in this and other reports and filings the Company makes with the U.S. Securities and Exchange Commission (“SEC”), including the information in Item 1 “Business” and Item 1A “Risk Factors” of Part I and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Part II to the Company’s Annual Report on Form 10 K for the year ended December 31, 2019 and as updated in its quarterly reports on Form 10-Q for the year ending December 31, 2020. Any forward-looking statement made in this communication speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Macquarie Management Holdings, Inc. In connection with the proposed merger, the Company will file with the SEC and furnish to its stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through the Company’s website at ir.waddell.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with the Company’s 2020 Annual Meeting of Stockholders, filed with the SEC on March 6, 2020.

WADDELL & REED FINANCIAL, INC. & MACQUARIE ASSET MANAGEMENT MERGER TRANSACTION

Guidance for Ivy Investments Contact Center & Advisor Services Contact Center

As you receive questions related to the merger transaction between Waddell & Reed Financial, Inc. and Macquarie Asset Management, please refer to the following guidance.

To comply with applicable law, no information beyond that provided here may be shared. If you are unsure or have any questions, the Ivy Investments Contact Center should direct them to Mark Newman and the Advisor Services Contact Center should direct them to Matt Kramper.

Response to General Questions About the Merger:

On December 2, 2020, Waddell & Reed Financial, Inc. announced that it has entered into a merger agreement with Macquarie Asset Management. On completion of the transaction, Macquarie has agreed to sell Waddell & Reed Financial, Inc.’s Wealth Management platform to LPL Financial Holdings, Inc. The publicly issued press release may be found on Waddell & Reed’s website at www.waddell.com under the Investor Relations tab.

Referral of Questions by Audience:

•	Questions from Waddell & Reed Financial, Inc. stockholders should be referred to Investor Relations at 913.236.1795 or mdaley1@waddell.com

•	Questions from the Media should be referred to our Communications Department at 913.236.1993 or rhoadley@waddell.com

•	Questions from Waddell & Reed, Inc. Financial Advisors that cannot be answered in the Contact Center should be referred to AskWaddell@waddell.com

•	Questions from Waddell & Reed, Inc. Financial Advisor clients should be referred to their Waddell & Reed advisors.

•	Questions from unaffiliated advisors with clients invested in Ivy Funds, if they cannot be answered in the Contact Center, should be referred to the advisors’ Ivy Sales professional or the Internal Sales Desk at 1.800.532.2780

Anticipated Questions with Answers:

What is being sold to Macquarie?

Macquarie Asset Management will acquire Waddell & Reed Financial, Inc.’s Asset Management and Wealth Management businesses. Macquarie intends to sell the Wealth Management platform to LPL Financial Holdings, Inc. upon completion of the transaction.

1	INTERNAL USE ONLY. NOT FOR PUBLIC DISTRIBUTION.

What are the benefits of the transaction to existing Waddell & Reed Asset Management clients?

We believe Asset Management clients will benefit from access to a more diversified product lineup and the strength of Macquarie’s global platform.

When is the transaction expected to close?

The transaction is expected to close in the middle of 2021.

Who will manage the Ivy Funds upon close of the transaction?

The current Ivy Investments portfolio teams are expected to manage the Funds following the close of the transaction. After closing, Macquarie plans to evaluate the Asset Manager’s capabilities and the entire lineup of funds over time to determine if any changes should be made in the future. Macquarie will ensure appropriate notice is given to clients well in advance of any planned changes.

Will there be Fund transitions or consolidations?

After the transaction closes, Macquarie will evaluate the lineup over time to determine if any changes should be made in the future. As always, ample notice will be given to clients in advance of any changes, once decisions have been finalized.

Will Ivy Funds shareholders be required to take any steps to maintain their account in the Funds?

No action is required by a shareholder if they wish to maintain their investment with the Ivy Funds.

Does Macquarie provide investment management services to any other mutual fund group?

Macquarie provides investment management services to the Delaware Funds by Macquarie.

Will the Ivy Funds be branded Delaware Funds by Macquarie?

Macquarie has indicated that they look forward to getting to know the Ivy Funds brand and plan to review how to maximize the combined firm’s brand strategy post close.

Will LPL utilize the Pershing platform and/or SS&C’s TA2000 platform to custody Ivy Funds after closing?

LPL utilizes a self-clearing platform. LPL will perform a mass conversion of all Ivy Funds assigned to an affiliated Waddell & Reed advisor to LPL’s self-clearing platform. It is not expected that the conversion will require a repapering of client accounts or affirmative client consent. Direct-to-fund accounts assigned to unaffiliated advisors will remain on the platform used by Delaware Funds.

2	INTERNAL USE ONLY. NOT FOR PUBLIC DISTRIBUTION.

What Does This Mean to Waddell & Reed, Inc. Financial Advisors?

•	Until the transaction closes, Waddell & Reed will continue to operate its business as usual and will continue to deliver its services, uninterrupted. Current policies and procedures will continue to be utilized and business will be submitted in the same manner as it is today.

•	An LPL Business Development Consultant will be personally reaching out to each Waddell & Reed Financial Advisor. During those calls they will be prepared to review the details of their platform, payout, support capabilities, transition process and offer.

•	LPL has established a dedicated Micro-Site for advisors. Advisors with questions about LPL should be referred to the Micro-Site (link provided by LPL) or their LPL Business Development Consultant.

What Does This Mean to Clients of Waddell & Reed Financial Advisors?

•	Until the transaction closes, Waddell & Reed will continue to operate its business as usual and will continue to deliver its services, uninterrupted. Current policies and procedures will continue to be utilized and business will be submitted in the same manner as it is today.

•	There are no immediate changes to any correspondence that a client receives. All statements will continue to be issued with the same look as clients have been accustomed to prior to the sale to Macquarie.

•	Advisors are independent contractors and will have the opportunity to transition to LPL Financial at the close of this transaction. Clients should contact their advisor with any questions related to their advisor’s plans.

3	INTERNAL USE ONLY. NOT FOR PUBLIC DISTRIBUTION.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views and assumptions of management with respect to future events regarding the Company’s business and industry in general. These statements are generally identified by the use of such words as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “intend,” “plan,” “project,” “outlook,” “will,” “potential” and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by Waddell & Reed Financial, Inc. (the “Company”) or on its behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors, including but not limited to the impact of the COVID-19 pandemic and related economic conditions, as well as the factors discussed below. If one or more events related to these or other risks, contingencies or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from those forecasted or expected. Certain important factors that could cause actual results to differ materially from the Company’s expectations are disclosed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company’s stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt the Company’s business operations (including the threatened or actual loss of advisors, employees, clients or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.

Other important factors that may affect the Company’s future operating results, include, but are not limited to: (i)  the loss of existing distribution relationships or inability to access new distribution relationships; (ii) a reduction in assets under the Company’s management on short notice, through increased redemptions in the Company’s distribution channels or its Funds, particularly those Funds with a high concentration of assets, or investors terminating their relationship with the Company or shifting their funds to other types of accounts with different rate structures; (iii) the adverse ruling or resolution of any litigation, regulatory investigations and proceedings, or securities arbitrations by a federal or state court or regulatory body; (iv) changes in the Company’s business model, operations and procedures, including the Company’s methods of distributing its proprietary products, as a result of evolving fiduciary standards; (v) the introduction of legislative or regulatory proposals or judicial rulings that change the independent contractor classification of the Company’s financial advisors at the federal or state level for employment tax or other employee benefit purposes; (vi) a decline in the securities markets or in the relative investment performance of the Company’s Funds and other investment portfolios and products as compared to competing funds; (vii) the Company’s inability to reduce expenses rapidly enough to align with declines in its revenues due to various factors, including fee pressure, the level of the Company’s assets under management or its business environment; (viii) non-compliance with applicable laws or regulations and changes in current legal, regulatory, accounting, tax or compliance requirements or governmental policies; (ix) the Company’s inability to attract and retain senior executive management and other key personnel to conduct its wealth management and investment management business; (x) a failure in, or breach of, the Company’s operational or security systems or its technology infrastructure, or those of third parties on which the Company relies; and (xi) the Company’s inability to implement new information technology and systems, or its inability to complete such implementation in a timely or cost effective manner.

The foregoing factors should not be construed as exhaustive and should be read together with other cautionary statements included in this and other reports and filings the Company makes with the U.S. Securities and Exchange Commission (“SEC”), including the information in Item 1 “Business” and Item 1A “Risk Factors” of Part I and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Part II to the Company’s Annual Report on Form 10 K for the year ended December 31, 2019 and as updated in its quarterly reports on Form 10-Q for the year ending December 31, 2020. Any forward-looking statement made in this communication speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Macquarie Management Holdings, Inc. In connection with the proposed merger, the Company will file with the SEC and furnish to its stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through the Company’s website at ir.waddell.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with the Company’s 2020 Annual Meeting of Stockholders, filed with the SEC on March 6, 2020.

WADDELL & REED FINANCIAL, INC. & MACQUARIE ASSET MANAGEMENT MERGER TRANSACTION

FREQUENTLY ASKED QUESTIONS

DECEMBER 2, 2020

On December 2, 2020, Waddell & Reed Financial, Inc. announced a merger with the investment management firm Macquarie Asset Management under which Macquarie will acquire Waddell & Reed Financial, Inc. On completion of the transaction, Macquarie has agreed to sell Waddell & Reed Financial, Inc.’s wealth management platform to LPL Financial Holdings Inc. The merger will not be finalized until certain steps like regulatory and stockholder approvals are obtained and the transaction closes. We estimate the transaction will close in mid-2021.

We understand that you’ll have many questions. We, along with Macquarie and LPL, understand the importance of timely communications to our employees. Collectively, we are committed to transparency and will continue to communicate with you regularly through the transition process.

Please review this document to answer common questions we anticipate our employees will have initially related to this transaction. Please refer additional questions to your leaders or submit them to the Company email address that will be published on the Company intranet site. Answers and updates to key themes will be addressed in follow up employee communications.

TRANSACTION

1.	Why is this happening?

Even though it was unanticipated, after thorough review and consideration, the transaction was approved by our public company Board of Directors. It is beneficial for our clients and affiliated advisors as it accelerates many of the strategic objectives we have previously outlined and have been working on for the future.

Our Asset Management business will become part of a larger platform with a global brand and network and our clients and Fund shareholders will gain access to an even broader range of capabilities across asset classes. Bringing Ivy Investments and Macquarie’s asset management platforms together will create one of the top 251 actively managed, long-term, open-ended mutual fund families in the United States.

Our Wealth Management business will benefit from the scale advantages of joining LPL, another leader in the independent financial services channel. These benefits include an acceleration of our technology and platform convergence initiatives positioning Waddell & Reed, Inc. independent financial advisors to leverage LPL’s deep expertise, resources and leading technology platform and solutions, further strengthening their ability to serve clients.

1 Source: Assets under management as of Sept. 30 - Based on data represented in Strategic Insight and Morningstar. Data includes ICI Method of Sales: Salesforce, Institutional and Retirement. Data excludes Variable Insurance Products, Closed End Funds, ETFs, passive mutual funds, Money Market Funds, Delaware Pooled Trusts, and Optimum Funds.

Internal Use Only. No External Distribution Authorized. Not for Use with the General Public.

The transaction also allows us to fulfill our responsibilities to our public company stockholders who will receive a 48% premium for their shares as well as the certainty of value and immediate liquidity in this all-cash transaction while removing the execution risk and timeframe for achieving our longer-term strategic and financial objectives.

2.	When do you expect the transaction to close?

We estimate that closing will occur in mid-2021.

3.	How will the transition be managed?

A transition team that includes experts from across the three companies will be established to oversee the transition process. A smooth transition and uninterrupted service for our employees, clients and advisors are our highest priorities.

4.	What happens between now and closing during this transition period?

Until the transaction closes, we will continue to operate our business as usual and will deliver our financial products and services to our clients and affiliated advisors.

Because Waddell & Reed Financial, Inc., Macquarie and LPL will remain separate companies until the closing date, any communication with your counterpart at Macquarie or LPL should only take place after consultation with or at the direction of a member of the integration team.

5.	What is expected of me during the transition period before the transaction closes?

The most important thing you can do is continue to focus on business as usual. Your functional management teams will work with you to help you prioritize your work over the next few months and identify any required transition-related work. During this time, all of Waddell & Reed’s policies remain in effect.

EMPLOYMENT

6.	Will my job be eliminated?

All three organizations are committed to taking a careful and thoughtful approach in bringing together the best capabilities, resources and talent from our organizations. As with any transaction of this nature, there will inevitably be changes to operations and staffing in due course. However, there will be no transaction-related position eliminations prior to the closing date.

7.	How/when will details around the transaction and its impact on me be communicated?

We anticipate most employees will know by the closing date whether they have an opportunity for continued employment, either to assist with the transition for a period following the closing date or for a longer-term employment opportunity. Employees whose roles are impacted as a result of the transaction will receive notice 60 days in advance of termination.

Internal Use Only. No External Distribution Authorized. Not for Use with the General Public.

8.	If my job is eliminated, will there be a severance package?

Information regarding severance benefits will be posted to our employee intranet site.

COMPENSATION & BENEFITS

9.	What will happen to my compensation and benefits between now and closing?

We will continue to offer Waddell & Reed’s standard compensation and benefit programs until the closing date. This includes continuing with our normal year-end compensation processes for the 2020 plan year – awarding bonuses and equity-based awards under our programs.

10.	What happens to my unvested equity awards?

For those employees with restricted equity compensation, upon close, all unvested shares of restricted stock and restricted stock units will immediately vest.

MANAGEMENT, OPERATIONS & COMMUNICATONS

11.	What role will Waddell & Reed’s executive management team have going forward in the transition?

Our executive management team’s primary focus will be on operating our business as usual and delivering our financial products and services to our clients and affiliated advisors through this transition period.

12.	How do I get more information?

As we partner with Macquarie and LPL through this transition process, we will provide regular updates and follow up communications. In some instances, this will be in the form of an all employee communication. In others, the communication will be focused on specific individuals, groups and/or functions.

You may discuss additional questions with your leaders or submit them to the Company email address that will be published on the Company intranet site. Answers or updates to key themes will be addressed in follow up communications.

13.	What if I am contacted by a member of the media, a Waddell & Reed Financial, Inc. stockholder, a supplier, or other third-party seeking information about the transaction?

Remember that confidential, non-public information may not be released without proper authorization.

If you are contacted by a member of the media seeking information about the transaction or other business information, refer them to Roger Hoadley in External Communications.

If you are contacted by a Waddell & Reed Financial, Inc. stockholder seeing information about the transaction, refer them to Mike Daley in Investor Relations.

Internal Use Only. No External Distribution Authorized. Not for Use with the General Public.

Third-party business partners and suppliers should be referred to the press release announcing the transaction. If there is an immediate operational question to be addressed, escalate the inquiry to your Senior or Executive Leadership Team member.

Internal Use Only. No External Distribution Authorized. Not for Use with the General Public.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views and assumptions of management with respect to future events regarding the Company’s business and industry in general. These statements are generally identified by the use of such words as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “intend,” “plan,” “project,” “outlook,” “will,” “potential” and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by Waddell & Reed Financial, Inc. (the “Company”) or on its behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors, including but not limited to the impact of the COVID-19 pandemic and related economic conditions, as well as the factors discussed below. If one or more events related to these or other risks, contingencies or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from those forecasted or expected. Certain important factors that could cause actual results to differ materially from the Company’s expectations are disclosed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company’s stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt the Company’s business operations (including the threatened or actual loss of advisors, employees, clients or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.

Other important factors that may affect the Company’s future operating results, include, but are not limited to: (i)  the loss of existing distribution relationships or inability to access new distribution relationships; (ii) a reduction in assets under the Company’s management on short notice, through increased redemptions in the Company’s distribution channels or its Funds, particularly those Funds with a high concentration of assets, or investors terminating their relationship with the Company or shifting their funds to other types of accounts with different rate structures; (iii) the adverse ruling or resolution of any litigation, regulatory investigations and proceedings, or securities arbitrations by a federal or state court or regulatory body; (iv) changes in the Company’s business model, operations and procedures, including the Company’s methods of distributing its proprietary products, as a result of evolving fiduciary standards; (v) the introduction of legislative or regulatory proposals or judicial rulings that change the independent contractor classification of the Company’s financial advisors at the federal or state level for employment tax or other employee benefit purposes; (vi) a decline in the securities markets or in the relative investment performance of the Company’s Funds and other investment portfolios and products as compared to competing funds; (vii) the Company’s inability to reduce expenses rapidly enough to align with declines in its revenues due to various factors, including fee pressure, the level of the Company’s assets under management or its business environment; (viii) non-compliance with applicable laws or regulations and changes in current legal, regulatory, accounting, tax or compliance requirements or governmental policies; (ix) the Company’s inability to attract and retain senior executive management and other key personnel to conduct its wealth management and investment management business; (x) a failure in, or breach of, the Company’s operational or security systems or its technology infrastructure, or those of third parties on which the Company relies; and (xi) the Company’s inability to implement new information technology and systems, or its inability to complete such implementation in a timely or cost effective manner.

The foregoing factors should not be construed as exhaustive and should be read together with other cautionary statements included in this and other reports and filings the Company makes with the U.S. Securities and Exchange Commission (“SEC”), including the information in Item 1 “Business” and Item 1A “Risk Factors” of Part I and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Part II to the Company’s Annual Report on Form 10 K for the year ended December 31, 2019 and as updated in its quarterly reports on Form 10-Q for the year ending December 31, 2020. Any forward-looking statement made in this communication speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Macquarie Management Holdings, Inc. In connection with the proposed merger, the Company will file with the SEC and furnish to its stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through the Company’s website at ir.waddell.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with the Company’s 2020 Annual Meeting of Stockholders, filed with the SEC on March 6, 2020.

Waddell & Reed Inc. - Vendor email

Email to Key Product/Technology Partners/Vendors –

See Communication Plan for Distribution List

December 2, 2020 5:00 p.m. ET (Delivered simultaneous with press release issuance)

Dear Partner,

Today, we are announcing that Waddell & Reed Financial, Inc. and the investment management firm Macquarie Asset Management have entered into a merger agreement under which Macquarie will acquire Waddell & Reed Financial, Inc. On completion of the transaction, Macquarie has agreed to sell Waddell & Reed Financial, Inc.’s wealth management platform to LPL Financial Holdings Inc. (Press Release Attached).

Thank you for your partnership as we’ve worked together to support our network of affiliated financial advisors with the mutual goal of improving their ability to serve their clients. We should be proud of what we have accomplished together.

As part of Macquarie, our Asset Management business will become part of a larger platform with a global brand and network and our clients and Fund shareholders will gain access to an even broader range of capabilities across asset classes. Similarly, our Wealth Management business will benefit from the scale advantages of joining LPL, another leader in the independent financial services channel. And finally, the transaction will also allow us to fulfill our responsibilities to our public company shareholders, who will receive premium for their shares as well as the certainty of value and immediate liquidity in this all-cash transaction.

We can’t thank you enough for your support and partnership. For the coming months and until the transaction closes, it is business as usual as we continue to support our advisors in the great work they do for their clients. We anticipate that closing will occur in the middle of 2021.

We commit to regular communication as we work through the next phase of this transaction and we will follow up with you in the very near future to discuss the transition in greater detail, how this impacts you and next steps.

Best regards,

Shawn Mihal

Attachment: Press Release

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views and assumptions of management with respect to future events regarding the Company’s business and industry in general. These statements are generally identified by the use of such words as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “intend,” “plan,” “project,” “outlook,” “will,” “potential” and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by Waddell & Reed Financial, Inc. (the “Company”) or on its behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors, including but not limited to the impact of the COVID-19 pandemic and related economic conditions, as well as the factors discussed below. If one or more events related to these or other risks, contingencies or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from those forecasted or expected. Certain important factors that could cause actual results to differ materially from the Company’s expectations are disclosed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company’s stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt the Company’s business operations (including the threatened or actual loss of advisors, employees, clients or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.

Other important factors that may affect the Company’s future operating results, include, but are not limited to: (i)  the loss of existing distribution relationships or inability to access new distribution relationships; (ii) a reduction in assets under the Company’s management on short notice, through increased redemptions in the Company’s distribution channels or its Funds, particularly those Funds with a high concentration of assets, or investors terminating their relationship with the Company or shifting their funds to other types of accounts with different rate structures; (iii) the adverse ruling or resolution of any litigation, regulatory investigations and proceedings, or securities arbitrations by a federal or state court or regulatory body; (iv) changes in the Company’s business model, operations and procedures, including the Company’s methods of distributing its proprietary products, as a result of evolving fiduciary standards; (v) the introduction of legislative or regulatory proposals or judicial rulings that change the independent contractor classification of the Company’s financial advisors at the federal or state level for employment tax or other employee benefit purposes; (vi) a decline in the securities markets or in the relative investment performance of the Company’s Funds and other investment portfolios and products as compared to competing funds; (vii) the Company’s inability to reduce expenses rapidly enough to align with declines in its revenues due to various factors, including fee pressure, the level of the Company’s assets under management or its business environment; (viii) non-compliance with applicable laws or regulations and changes in current legal, regulatory, accounting, tax or compliance requirements or governmental policies; (ix) the Company’s inability to attract and retain senior executive management and other key personnel to conduct its wealth management and investment management business; (x) a failure in, or breach of, the Company’s operational or security systems or its technology infrastructure, or those of third parties on which the Company relies; and (xi) the Company’s inability to implement new information technology and systems, or its inability to complete such implementation in a timely or cost effective manner.

The foregoing factors should not be construed as exhaustive and should be read together with other cautionary statements included in this and other reports and filings the Company makes with the U.S. Securities and Exchange Commission (“SEC”), including the information in Item 1 “Business” and Item 1A “Risk Factors” of Part I and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Part II to the Company’s Annual Report on Form 10 K for the year ended December 31, 2019 and as updated in its quarterly reports on Form 10-Q for the year ending December 31, 2020. Any forward-looking statement made in this communication speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Macquarie Management Holdings, Inc. In connection with the proposed merger, the Company will file with the SEC and furnish to its stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through the Company’s website at ir.waddell.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with the Company’s 2020 Annual Meeting of Stockholders, filed with the SEC on March 6, 2020.

FOR INVESTMENT PROFESSIONAL USE ONLY – NOT INTENDED FOR USE WITH THE PUBLIC

Subject Line: Macquarie Group to acquire Waddell & Reed Financial, Inc.

Dear [      ],

Waddell & Reed Financial, Inc. today announced it has entered into a merger agreement with Macquarie Asset Management, in which Macquarie would acquire all of the outstanding shares of Waddell & Reed Financial, Inc. one of the oldest asset and wealth management companies in the U.S., dating back to 1937.

As part of Macquarie, our asset management business, Ivy Investments, will become part of a larger platform with a global brand and distribution network. In addition, our clients and fund shareholders will gain access to an even broader range of capabilities across asset classes through Macquarie’s Delaware® by Macquarie family of funds. We are committed to a seamless transition for our clients that ultimately seeks to improve outcomes and deliver strong investment performance along with an excellent client experience across a broad and deep range of solutions.

We see a strong fit between Ivy’s commitment to fundamental active management and Macquarie’s position as a leading high conviction active specialist manager.

On completion of the transaction, Macquarie has agreed to sell Waddell & Reed Financial, Inc.’s wealth management platform to LPL Financial Holdings Inc., one of the largest independent broker-dealers in the US, and Macquarie’s Delaware Funds® by Macquarie will become one of LPL’s strategic asset management partners.

We expect the transaction to close in the middle of 2021.

Please see the attached press release that was recently issued for more information, as well as the frequently asked questions. We will keep you updated on the progress of the transaction.

We understand you will have questions and will be reaching out to set up some time with you.

Regards,

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views and assumptions of management with respect to future events regarding the Company’s business and industry in general. These statements are generally identified by the use of such words as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “intend,” “plan,” “project,” “outlook,” “will,” “potential” and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by Waddell & Reed Financial, Inc. (the “Company”) or on its behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors, including but not limited to the impact of the COVID-19 pandemic and related economic conditions, as well as the factors discussed below. If one or more events related to these or other risks, contingencies or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from those forecasted or expected. Certain important factors that could cause actual results to differ materially from the Company’s expectations are disclosed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company’s stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt the Company’s business operations (including the threatened or actual loss of advisors, employees, clients or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.

Other important factors that may affect the Company’s future operating results, include, but are not limited to: (i)  the loss of existing distribution relationships or inability to access new distribution relationships; (ii) a reduction in assets under the Company’s management on short notice, through increased redemptions in the Company’s distribution channels or its Funds, particularly those Funds with a high concentration of assets, or investors terminating their relationship with the Company or shifting their funds to other types of accounts with different rate structures; (iii) the adverse ruling or resolution of any litigation, regulatory investigations and proceedings, or securities arbitrations by a federal or state court or regulatory body; (iv) changes in the Company’s business model, operations and procedures, including the Company’s methods of distributing its proprietary products, as a result of evolving fiduciary standards; (v) the introduction of legislative or regulatory proposals or judicial rulings that change the independent contractor classification of the Company’s financial advisors at the federal or state level for employment tax or other employee benefit purposes; (vi) a decline in the securities markets or in the relative investment performance of the Company’s Funds and other investment portfolios and products as compared to competing funds; (vii) the Company’s inability to reduce expenses rapidly enough to align with declines in its revenues due to various factors, including fee pressure, the level of the Company’s assets under management or its business environment; (viii) non-compliance with applicable laws or regulations and changes in current legal, regulatory, accounting, tax or compliance requirements or governmental policies; (ix) the Company’s inability to attract and retain senior executive management and other key personnel to conduct its wealth management and investment management business; (x) a failure in, or breach of, the Company’s operational or security systems or its technology infrastructure, or those of third parties on which the Company relies; and (xi) the Company’s inability to implement new information technology and systems, or its inability to complete such implementation in a timely or cost effective manner.

The foregoing factors should not be construed as exhaustive and should be read together with other cautionary statements included in this and other reports and filings the Company makes with the U.S. Securities and Exchange Commission (“SEC”), including the information in Item 1 “Business” and Item 1A “Risk Factors” of Part I and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Part II to the Company’s Annual Report on Form 10 K for the year ended December 31, 2019 and as updated in its quarterly reports on Form 10-Q for the year ending December 31, 2020. Any forward-looking statement made in this communication speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Macquarie Management Holdings, Inc. In connection with the proposed merger, the Company will file with the SEC and furnish to its stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through the Company’s website at ir.waddell.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with the Company’s 2020 Annual Meeting of Stockholders, filed with the SEC on March 6, 2020.

6300 Lamar Avenue Overland Park, KS 66202 ivyinvestments.com

FOR INVESTMENT PROFESSIONAL USE ONLY — NOT FOR USE WITH THE PUBLIC

Macquarie Group to Acquire Waddell & Reed Financial, Inc.

Client FAQ

Overview:

•	Macquarie Group (“Macquarie”) and LPL Financial (“LPL”) have announced that they will jointly acquire Waddell & Reed Financial, Inc., a NYSE-listed US-based asset and wealth manager.

•	Macquarie Asset Management will acquire Waddell & Reed Financial’s asset management business, Ivy Investments, with an immediate back-to-back sale of Waddell & Reed Financial’s wealth management platform to LPL, one of the largest independent broker-dealers in the US.

•	Macquarie and LPL will enter into a long-term strategic distribution partnership with Delaware Funds® by Macquarie becoming one of LPL’s few select asset management partners.

•	As a result of the transaction, Macquarie Asset Management’s assets under management are expected to increase to over $465 billion, with the combined business becoming a top 25[1] actively[1] managed, long-term, open-ended U.S. mutual fund manager by assets under management, with the scale and diversification to competitively position the business to maintain and extend its high standards of service to clients and partners.

What is being acquired by Macquarie?

Macquarie will acquire Waddell & Reed Financial’s asset management business, Ivy Investments, which has offerings in asset classes across equities and fixed income.

Why is Macquarie making this acquisition?

The transaction provides Macquarie Asset Management with increased scale and complementary investment capabilities to the existing Delaware Funds® by Macquarie mutual fund lineup offered to an expanded number of retail investors in the US. The partnership with LPL and other independent broker dealers aligns with Macquarie’s strong existing intermediary retail distribution relationships in the market, strategic marketing, and distribution effectiveness, making the partnership a strong fit with the overall strategy for the business.

1 Source: Assets under management as of Sept. 30 - Based on data represented in Strategic Insight and Morningstar. Data includes ICI Method of Sales: Salesforce, Institutional and Retirement. Data excludes Variable Insurance Products, Closed End Funds, ETFs, passive mutual funds, Money Market Funds, Delaware Pooled Trusts, and Optimum Funds.

What are the benefits of the transaction to existing Ivy Investments and Macquarie clients?

We believe clients will benefit from access to a more diversified product lineup and the strength of Macquarie’s global platform.

What’s the total AUM of the Ivy Investments business?

$68 billion as of September 30, 2020.

Are the Ivy Investment teams part of the acquisition?

Yes.

Who will manage Ivy’s funds upon close of the transaction? Should we expect fund transitions or consolidations?

The current Ivy Investments portfolio teams are expected to manage the Funds following the close of the transaction. After closing, Macquarie plans to evaluate the Asset Manager’s capabilities and the entire lineup of funds over time to determine if any changes should be made in the future. Macquarie will ensure appropriate notice is given to clients well in advance of any planned changes.

What should we expect between now and close?

Macquarie is committed to taking a careful and thoughtful approach, keeping the ability to serve clients at the center of decision making.

For the time being, it is business as usual and it is both Ivy’s and Macquarie’s goal to manage a seamless transition that ultimately seeks to improve outcomes for our clients through a strong investment platform and an excellent client experience.

When is the deal expected to close?

The deal is anticipated to close by mid-2021.

IVY INVESTMENTS℠ refers to the investment management and investment advisory services offered by Ivy Investment Management Company, the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds and IVY VARIABLE INSURANCE PORTFOLIOS® , and the financial services offered by their affiliates.

Risk factors: The value of the Fund’s shares will change, and you could lose money on your investment. Investing in mid-cap stocks may carry more risk than investing in stocks of larger more well-established companies. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Not all funds or fund classes may be offered at all broker/dealers. These and other risks are more fully described in the Fund’s prospectus.

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained here or by calling the Ivy Distributors, Inc. sales desk at 800-532-2780. Please encourage your clients to read it carefully before investing.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views and assumptions of management with respect to future events regarding the Company’s business and industry in general. These statements are generally identified by the use of such words as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “intend,” “plan,” “project,” “outlook,” “will,” “potential” and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by Waddell & Reed Financial, Inc. (the “Company”) or on its behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors, including but not limited to the impact of the COVID-19 pandemic and related economic conditions, as well as the factors discussed below. If one or more events related to these or other risks, contingencies or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from those forecasted or expected. Certain important factors that could cause actual results to differ materially from the Company’s expectations are disclosed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company’s stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt the Company’s business operations (including the threatened or actual loss of advisors, employees, clients or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.

Other important factors that may affect the Company’s future operating results, include, but are not limited to: (i)  the loss of existing distribution relationships or inability to access new distribution relationships; (ii) a reduction in assets under the Company’s management on short notice, through increased redemptions in the Company’s distribution channels or its Funds, particularly those Funds with a high concentration of assets, or investors terminating their relationship with the Company or shifting their funds to other types of accounts with different rate structures; (iii) the adverse ruling or resolution of any litigation, regulatory investigations and proceedings, or securities arbitrations by a federal or state court or regulatory body; (iv) changes in the Company’s business model, operations and procedures, including the Company’s methods of distributing its proprietary products, as a result of evolving fiduciary standards; (v) the introduction of legislative or regulatory proposals or judicial rulings that change the independent contractor classification of the Company’s financial advisors at the federal or state level for employment tax or other employee benefit purposes; (vi) a decline in the securities markets or in the relative investment performance of the Company’s Funds and other investment portfolios and products as compared to competing funds; (vii) the Company’s inability to reduce expenses rapidly enough to align with declines in its revenues due to various factors, including fee pressure, the level of the Company’s assets under management or its business environment; (viii) non-compliance with applicable laws or regulations and changes in current legal, regulatory, accounting, tax or compliance requirements or governmental policies; (ix) the Company’s inability to attract and retain senior executive management and other key personnel to conduct its wealth management and investment management business; (x) a failure in, or breach of, the Company’s operational or security systems or its technology infrastructure, or those of third parties on which the Company relies; and (xi) the Company’s inability to implement new information technology and systems, or its inability to complete such implementation in a timely or cost effective manner.

The foregoing factors should not be construed as exhaustive and should be read together with other cautionary statements included in this and other reports and filings the Company makes with the U.S. Securities and Exchange Commission (“SEC”), including the information in Item 1 “Business” and Item 1A “Risk Factors” of Part I and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Part II to the Company’s Annual Report on Form 10 K for the year ended December 31, 2019 and as updated in its quarterly reports on Form 10-Q for the year ending December 31, 2020. Any forward-looking statement made in this communication speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Macquarie Management Holdings, Inc. In connection with the proposed merger, the Company will file with the SEC and furnish to its stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through the Company’s website at ir.waddell.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with the Company’s 2020 Annual Meeting of Stockholders, filed with the SEC on March 6, 2020.

FOR INTERNAL USE ONLY – NOT FOR DISTRIBUTION

WADDELL & REED FINANCIAL, INC. & MACQUARIE ASSET MANAGEMENT MERGER TRANSACTION

Guidance for IDI Professionals

If you receive questions related to the merger transaction between Waddell & Reed Financial, Inc. and Macquarie Asset Management, please refer to the following guidance.

To comply with applicable law, no information beyond that provided here may be shared. If you are unsure or have any questions, please direct them to Amy Scupham.

Some general points that may be used:

•	Goal of all parties is to manage a seamless transition that ultimately seeks to improve outcomes for WRI Advisors and their clients, along with all other clients of Ivy and Macquarie

•	We remain committed to the advisors and their clients and continue to manage the portfolios with the same fundamental expertise and strong service they have come to know from Ivy Investments

If you receive inquiries from the following stakeholders, please refer them to the appropriate contacts below:

•	Questions from Waddell & Reed Financial, Inc. stockholders should be referred to Investor Relations at 913.236.1795 or mdaley1@waddell.com

•	Questions from the Media should be referred to our Communications Department at 913.236.1993 or rhoadley@waddell.com

•	Questions from Waddell & Reed, Inc. Financial Advisors regarding the LPL transaction should be referred to their RVP.

INTERNAL USE ONLY – CLIENT Q&A

Overview:

•	Macquarie Group (“Macquarie”) and LPL Financial (“LPL”) have announced that they will jointly acquire Waddell & Reed Financial, Inc., a NYSE-listed US-based asset and wealth manager, in an all-cash transaction valued at $1.7 billion.

•	Macquarie Asset Management will acquire Waddell & Reed Financial’s asset management business, Ivy Investments, with an immediate back-to-back sale of Waddell & Reed Financial’s wealth management platform to LPL, one of the largest independent broker-dealers in the US.

•	Macquarie and LPL will enter into a long-term strategic distribution partnership with Delaware Funds® by Macquarie becoming one of LPL’s few select asset management partners.

•	As a result of the transaction, Macquarie Asset Management’s assets under management are expected to increase to over $465 billion, with the combined business becoming a top 25[1] actively[1] managed, long-term, open-ended U.S. mutual fund manager by assets under management, with the scale and diversification to competitively position the business to maintain and extend its high standards of service to clients and partners.

1	INTERNAL USE ONLY. NOT FOR PUBLIC DISTRIBUTION.

FOR INTERNAL USE ONLY – NOT FOR DISTRIBUTION

•	This transaction will help Macquarie achieve: enhanced scale for the business, broaden our reach through an enhanced strategic partnership with LPL, and support Macquarie’s position as a leading high conviction active specialist manager.

What is being acquired by Macquarie?

Macquarie will acquire Waddell & Reed Financial’s asset management business, Ivy Investments, which has offerings in asset classes across equities and fixed income.

Why is Macquarie making this acquisition?

The transaction provides Macquarie Asset Management with increased scale and complementary investment capabilities to the existing Delaware Funds by Macquarie mutual fund lineup offered to an expanded number of retail investors in the US. The partnership with LPL and other independent broker dealers aligns with our strong existing intermediary retail distribution relationships in the market, strategic marketing, and distribution effectiveness, making the partnership a strong fit with the overall strategy for the business.

What are the benefits of the transaction to existing Ivy Investments and Macquarie clients?

We believe clients will benefit from access to a more diversified product lineup and the strength of Macquarie’s global platform.

What’s the total AUM of the Ivy Investments business?

$68 billion as of September 30, 2020.

Are the Ivy investment teams part of the acquisition?

Yes.

What are the benefits of Macquarie’s strategic partnership with LPL?

The independent channel is one of the largest and fastest growing channels in the US retail market. The partnership will provide further access to LPL’s broad distribution network including thousands of financial advisors across the US. Macquarie will be integral in providing ongoing support to Waddell & Reed advisors joining LPL through its Delaware Funds® by Macquarie investment capabilities. In addition, Macquarie continues to leverage its marketing, distribution, and data intelligence to support other intermediaries in the US market.

1 Source: Assets under management as of Sept. 30 - Based on data represented in Strategic Insight and Morningstar. Data includes ICI Method of Sales: Salesforce, Institutional and Retirement. Data excludes Variable Insurance Products, Closed End Funds, ETFs, passive mutual funds, Money Market Funds, Delaware Pooled Trusts, and Optimum Funds.

2	INTERNAL USE ONLY. NOT FOR PUBLIC DISTRIBUTION.

FOR INTERNAL USE ONLY – NOT FOR DISTRIBUTION

Will Macquarie have funds in new categories?

Yes. As a result of the transaction, the Ivy Investments line-up will add new capabilities.

Who will manage Ivy’s funds upon close of the transaction?

The current Ivy Investments portfolio teams are expected to manage the Funds following the close of the transaction. After closing, Macquarie plans to evaluate the Asset Manager’s capabilities and the entire lineup of funds over time to determine if any changes should be made in the future. Macquarie will ensure appropriate notice is given to clients well in advance of any planned changes.

Will Macquarie need additional resources to handle the new funds?

There is still a lot of work for the integration team to do before knowing precise details on staffing needs, but Macquarie believes they will achieve economies of scale over the long-term as a result of the transaction.

Are we expecting fund transitions or consolidations?

After closing, Macquarie will evaluate the lineup over time to determine if any changes should be made in the future. As always, ample notice will be given to clients in advance of any changes, once decisions have been finalized.

Will the new funds be branded Delaware Funds by Macquarie?

Macquarie will be getting to know the Ivy Funds brand and plan to review how to maximize the combined firm’s brand strategy post close.

Will there be redundancies as part of the transaction?

As with any transaction of this nature, there will inevitably be some change over time, but there’s still a lot of work for the integration team to do before we will know precise details. Macquarie and LPL are committed to taking a careful and thoughtful approach, keeping the ability to serve clients at the center of our decision making.

For the time being, it is business as usual and our collective goal is to manage a seamless transition that ultimately seeks to improve outcomes for Waddell & Reed Advisors and their clients, along with all other clients of Ivy Investments and Macquarie.

When is the deal expected to close?

The deal is anticipated to close in the middle of 2021.

3	INTERNAL USE ONLY. NOT FOR PUBLIC DISTRIBUTION.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views and assumptions of management with respect to future events regarding the Company’s business and industry in general. These statements are generally identified by the use of such words as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “intend,” “plan,” “project,” “outlook,” “will,” “potential” and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by Waddell & Reed Financial, Inc. (the “Company”) or on its behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors, including but not limited to the impact of the COVID-19 pandemic and related economic conditions, as well as the factors discussed below. If one or more events related to these or other risks, contingencies or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from those forecasted or expected. Certain important factors that could cause actual results to differ materially from the Company’s expectations are disclosed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company’s stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt the Company’s business operations (including the threatened or actual loss of advisors, employees, clients or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.

Other important factors that may affect the Company’s future operating results, include, but are not limited to: (i)  the loss of existing distribution relationships or inability to access new distribution relationships; (ii) a reduction in assets under the Company’s management on short notice, through increased redemptions in the Company’s distribution channels or its Funds, particularly those Funds with a high concentration of assets, or investors terminating their relationship with the Company or shifting their funds to other types of accounts with different rate structures; (iii) the adverse ruling or resolution of any litigation, regulatory investigations and proceedings, or securities arbitrations by a federal or state court or regulatory body; (iv) changes in the Company’s business model, operations and procedures, including the Company’s methods of distributing its proprietary products, as a result of evolving fiduciary standards; (v) the introduction of legislative or regulatory proposals or judicial rulings that change the independent contractor classification of the Company’s financial advisors at the federal or state level for employment tax or other employee benefit purposes; (vi) a decline in the securities markets or in the relative investment performance of the Company’s Funds and other investment portfolios and products as compared to competing funds; (vii) the Company’s inability to reduce expenses rapidly enough to align with declines in its revenues due to various factors, including fee pressure, the level of the Company’s assets under management or its business environment; (viii) non-compliance with applicable laws or regulations and changes in current legal, regulatory, accounting, tax or compliance requirements or governmental policies; (ix) the Company’s inability to attract and retain senior executive management and other key personnel to conduct its wealth management and investment management business; (x) a failure in, or breach of, the Company’s operational or security systems or its technology infrastructure, or those of third parties on which the Company relies; and (xi) the Company’s inability to implement new information technology and systems, or its inability to complete such implementation in a timely or cost effective manner.

The foregoing factors should not be construed as exhaustive and should be read together with other cautionary statements included in this and other reports and filings the Company makes with the U.S. Securities and Exchange Commission (“SEC”), including the information in Item 1 “Business” and Item 1A “Risk Factors” of Part I and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Part II to the Company’s Annual Report on Form 10 K for the year ended December 31, 2019 and as updated in its quarterly reports on Form 10-Q for the year ending December 31, 2020. Any forward-looking statement made in this communication speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Macquarie Management Holdings, Inc. In connection with the proposed merger, the Company will file with the SEC and furnish to its stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through the Company’s website at ir.waddell.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with the Company’s 2020 Annual Meeting of Stockholders, filed with the SEC on March 6, 2020.